Exhibit 23




                          INDEPENDENT AUDITORS' CONSENT


To  the  Board  of  Directors
Thinka Weight-Loss Corporation


We hereby consent to the incorporation by reference in the previously filed Registration Statements of Thinka Weight-Loss Corporation on Form S-8 (File No. 333-107268) of our report, dated October 10, 2003, appearing in this Annual Report on Form 10-KSB of Thinka Weight-Loss for the year ended June 30, 2003.




                                   CORBIN & COMPANY, LLP

Irvine,  California
October 15, 2003


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